EX.99.(s)

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs MLP Income Opportunities Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 17, 2013

/s/ Ashok N. Bakhru
Ashok N. Bakhru

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, John P. Coblentz, Jr., hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs MLP Income Opportunities Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 17, 2013

/s/ John P. Coblentz, Jr.
John P. Coblentz, Jr.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs MLP Income Opportunities Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 17, 2013

/s/ Richard P. Strubel
Richard P. Strubel

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, James A. McNamara, hereby constitutes and appoints Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs MLP Income Opportunities Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 17, 2013

/s/ James A. McNamara
James A. McNamara

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Scott McHugh, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith and Matthew Wolfe, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs MLP Income Opportunities Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 17, 2013

/s/ Scott McHugh
Scott McHugh